UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/22/2005

RELIABILITY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-7092

TX	75-0868913
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

P.O. Box 218370, Houston, TX 77218-8370
(Address of Principal Executive Offices, Including Zip Code)

281-492-0550
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 16, 2005, Reliability Incorporated (the "Company") received a letter from Nasdaq stating that the Company's common shares will be delisted from The Nasdaq SmallCap Market effective at the opening of business on February 24, 2005.

The Company anticipates that its shares will be traded over the counter on the Pink Sheets, however no assurances can be made that any broker or market maker will make a market in the Company's common stock.

Item 9.01.    Financial Statements and Exhibits

Press Release Announcing Delisting From Nasdaq SmallCap Market

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

Date: February 22, 2005.	By:	/s/ Carl V. Schmidt
Carl V. Schmidt
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Announcing Delisting From Nasdaq SmallCap Market